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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 5, 2001

                              --------------------

                                    ICO, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                        0-10068                  76-0566682
(State or other jurisdiction       (Commission File           (I.R.S. Employer
      of incorporation)                  Number)             Identification No.)

                              5333 WESTHEIMER ROAD
                                    SUITE 600
                              HOUSTON, TEXAS 77056
              (Address of principal executive offices and zip code)

                                 (713) 351-4100
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         On October 5, 2001, ICO, Inc. ("ICO") issued a press release announcing that its Board of Directors had (i) fixed the date of its annual meeting of shareholders (the "Annual Meeting") as January 31, 2002, (ii) amended the bylaws of ICO to clarify the timing requirements for shareholder proposals to be considered at annual meetings of the shareholders, (iii) established a deadline of November 5, 2001 by which date all shareholder proposals of items to be included in the proxy materials for the Annual Meeting or addressed at the Annual Meeting must be received by ICO, and (iv) dissolved the special committee of the Board of Directors created on June 7, 2001. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.
                  Not applicable.

         (b)      Pro Forma Financial Information.
                  Not applicable.

         (c)      Exhibits

         Exhibit               Description

         99.1                  Press Release dated October 5, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ICO, INC.

Date:  October 9, 2001

                                    By: /s/ Christopher O'Sullivan
                                        ---------------------------------------
                                        Name:  Christopher N. O'Sullivan
                                        Title: Vice Chairman and Chief Financial
                                               Officer


                                    By: /s/ Jon C. Biro
                                        ---------------------------------------
                                        Name:  Jon C. Biro
                                        Title: Senior Vice President, Chief
                                               Accounting Officer and Treasurer






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                                 EXHIBIT INDEX

         Exhibit               Description
         -------               ------------

         99.1                  Press Release dated October 5, 2001.